UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2021

AVID BIOSERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32839	95-3698422
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2642 Michelle Drive, Suite 200, Tustin, California 92780

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (714) 508-6100

_________________________________________________________

(Former name or former address, if changed since last report)

____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CDMO	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On April 30, 2021, Avid Bioservices, Inc. (the “Company”) and Avid SPV, LLC, a wholly-owned subsidiary of the Company (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, Merger Sub was merged with and into the Company effective April 30, 2021, with the Company as the surviving corporation (the “Merger”).

In connection with the Merger, on April 30, 2021, the Company entered into a first supplemental indenture (the “First Supplemental Indenture”) to an indenture, dated March 12, 2021 (as amended or supplemented, the “Indenture”) between the Company, Merger Sub and U.S. Bank National Association, as trustee, pursuant to which the Company agreed to assume all obligations under the Indenture, along with the related notes issued thereunder (the “Notes”). Immediately prior, the Company was the sole guarantor under the Indenture. Upon the Merger and entering into the First Supplemental Indenture, the Company was discharged from its obligations under the guarantee set forth in the Indenture.

The Notes had an aggregate principal amount of $143.8 million outstanding at April 30, 2021.

The foregoing description of the First Supplemental Indenture is a summary and is qualified in its entirety by reference to the First Supplemental Indenture, a copy of which is attached hereto as Exhibit 4.1 and is incorporated by reference into this Item 1.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of April 30, 2021, by and between Avid SPV, LLC and Avid Bioservices, Inc.

4.1	First Supplemental Indenture, dated as of April 30, 2021, by and among Avid SPV, LLC, Avid Bioservices, Inc. and U.S. Bank National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVID BIOSERVICES, INC.

Date: May 4, 2021	By:	/s/ Daniel R. Hart
Daniel R. Hart Chief Financial Officer

2

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of April 30, 2021, by and between Avid SPV, LLC and Avid Bioservices, Inc.

4.1	First Supplemental Indenture, dated as of April 30, 2021, by and among Avid SPV, LLC, Avid Bioservices, Inc. and U.S. Bank National Association.

3